UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HANSEN NATURAL CORPORATION

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HANSEN NATURAL CORPORATION

1010 Railroad Street

Corona, California 92882

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 10, 2006

October 11, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Hansen Natural Corporation (the “Company”) to be held on Friday, November 10, 2006 at 3:00 p.m. local time, in the Boardroom at the Company’s corporate headquarters, located at 1010 Railroad Street, Corona, California 92882.

In addition to the specific matters to be voted on at the meeting that are listed in the accompanying notice, there will be a report on the Company’s business and an opportunity for stockholders of the Company to ask questions. I hope that you will be able to join us. Your vote is important to us and to our business. I encourage you to sign and return your proxy card, so that your shares will be represented and voted at the meeting whether or not you plan to attend. If you attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

Sincerely,

/s/ Rodney C. Sacks

Rodney C. Sacks

Chairman of the Board of Directors

HANSEN NATURAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 10, 2006

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hansen Natural Corporation (“Hansen” or the “Company”) will be held on Friday, November 10, 2006 at 3:00 p.m. local time, in the Company’s Boardroom at its corporate headquarters, 1010 Railroad Street, Corona, California 92882, for the following purposes:

1.	To elect seven directors to serve until the 2007 annual meeting of stockholders of the Company.
2.	To ratify the appointment of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2006.
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for Annual Meeting of Stockholders accompanying this Notice. Only stockholders of the Company of record at the close of business on September 11, 2006 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

We will make available a list of stockholders as of the close of business on September 11, 2006, for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time on November 10, 2006, at the Company’s principal place of business, 1010 Railroad Street, Corona, California 92882. This list will also be available to stockholders at the Annual Meeting.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

A copy of the Company’s Annual Report to Stockholders of the Company is enclosed.

Sincerely,

/s/ Rodney C. Sacks

Rodney C. Sacks

Chairman of the Board of Directors

Corona, California

October 11, 2006

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

HANSEN NATURAL CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of Hansen Natural Corporation (“Hansen” or the “Company”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held Friday, November 10, 2006 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders of the Company. The Annual Meeting will be held in the Company’s Boardroom, 1010 Railroad Street, Corona, California 92882.

These proxy solicitation materials are being mailed on or about October 11, 2006, to all stockholders of the Company entitled to vote at the Annual Meeting.

Record Date, Principal Stockholders and Security Ownership of Management

Holders of record of common stock at the close of business on September 11, 2006 are entitled to notice of, and to vote at, the meeting. Each share is entitled to one vote. As of September 11, 2006, 89,996,124 shares of the Company’s common stock were issued and outstanding. There are no other outstanding voting securities of the Company. The following table sets forth, as of the most recent practical date, September 11, 2006, the beneficial ownership of the Company’s common stock of (a) those persons known to the Company to be the beneficial owners of more than 5% of the Company’s common stock; (b) each of the Company’s directors and nominees for director; and (c) the Company’s executive officers and all of the Company’s current directors and executive officers as a group:

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Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership		Percent of Class
Brandon Limited Partnership No. 1 [1]	1,306,920		1.4%
Brandon Limited Partnership No. 2 [2]	8,013,336		8.5%
Hilrod Holdings, LLP [3]	4,880,000		5.2%
HRS Holdings, LLP [3]	1,000,000		1.1%
Fidelity Low Priced Stock Fund [4]	6,614,256		7.0%
Barclay’s Global Investors, NA [5]	10,231,981		10.9%
Rodney C. Sacks	17,680,256	[6]	18.8%
Hilton H. Schlosberg	17,369,032	[7]	18.4%
Michael Schott	157,765		** %
Mark Hall	74,400	[8]	** %
Sydney Selati	64,000	[9]	** %
Kirk Blower	61,600	[10]	** %
Norman Epstein	13,600	[11]	** %
Harold Taber	13,600	[12]	** %
Thomas Kelly	20,000		** %
Benjamin Polk	-		0%
Mark Vidergauz	-		0%

Officers and Directors as a group (11 members: 20,253,997 shares or 21.5% in aggregate)

_____________

* Except as noted otherwise, the address for each of the named stockholders is 1010 Railroad Street, Corona, California 92882.

** Less than 1%

1 The mailing address of Brandon Limited Partnership No. 1 (“Brandon No. 1”) is 21 Dartmouth Street, 4th Floor, London SW1H 9BP England. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

2 The mailing address of Brandon Limited Partnership No. 2 (“Brandon No. 2”) is 21 Dartmouth Street, 4th Floor, London SW1H 9BP England. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

3The mailing address of this reporting person is 1010 Railroad Street, Corona, California 92882.

4 The mailing address of this reporting person is 82 Devonshire Street, Boston, Massachusetts 02109.

5 The mailing address of this reporting person is 45 Fremont Street, San Francisco, California 94105.

6 Includes 540,000 shares of common stock owned by Mr. Sacks; 1,306,920 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 8,013,336 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 1,000,000 shares beneficially held by HRS Holdings, LP because Mr. Sacks is one of HRS Holdings’ general partners and 4,880,000 shares beneficially held by Hilrod Holdings LLP because Mr. Sacks is one of Hilrod Holdings’ general partners. Also includes options presently exercisable to purchase 580,000 shares of common stock, out of options to purchase a total of 800,000 shares, exercisable at $0.53 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Sacks; options presently exercisable to purchase 544,088 shares of common stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Sacks; options presently exercisable to purchase 575,912 shares of common stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a Stock Option Agreement dated May 28, 2003 between the Company and Mr. Sacks and options presently exercisable to purchase 240,000 shares of common stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.56 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Sacks.

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Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 540,000 shares of common stock and (ii) the 1,940,000 shares presently exercisable under the Stock Option Agreements.

7 Includes 228,776 shares of common stock owned by Mr. Schlosberg; 1,306,920 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 8,013,336 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 1,000,000 shares beneficially held by HRS Holdings, LP because Mr. Schlosberg is one of HRS Holdings’ general partners and 4,880,000 shares beneficially held by Hilrod Holdings LLP because Mr. Schlosberg is one of Hilrod Holdings’ general partners. Also includes options presently exercisable to purchase 580,000 shares of common stock, out of options to purchase a total of 800,000 shares, exercisable at $0.53 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Schlosberg; options presently exercisable to purchase 544,088 shares of common stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Schlosberg; options presently exercisable to purchase 575,912 shares of common stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a Stock Option Agreement dated May 28, 2003 between the Company and Mr. Schlosberg and options presently exercisable to purchase 240,000 shares of common stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.56 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 228,776 shares of common stock and (ii) the 1,940,000 shares presently exercisable under Stock Option Agreements.

8 Includes 4,000 shares of common stock owned by Mr. Hall; options presently exercisable to purchase 32,000 shares of common stock, out of options to purchase a total of 160,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Hall; options presently exercisable to purchase 20,000 shares of common stock, out of options to purchase a total of 100,000 shares, exercisable at $10.95 per share, granted pursuant to a Stock Option Agreement dated September 28, 2005 between the Company and Mr. Hall; options presently exercisable to purchase 16,000 shares of common stock, out of options to purchase a total of 80,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mrs. Hall; and options presently exercisable to purchase 2,400 shares of common stock, out of options to purchase a total of 12,000 shares, exercisable at $12.43 per share, granted pursuant to a Stock Option Agreement dated November 1, 2005 between the Company and Mrs. Hall.

9 Includes 32,000 shares of common stock owned by Mr. Selati and options presently exercisable to purchase 32,000 shares of common stock, out of options to purchase a total of 96,000 shares, exercisable at $3.23 per share, granted pursuant to a Stock Option Agreement dated November 5, 2004 between the Company and Mr. Selati.

10 Includes 60,000 shares of common stock owned by Mr. Blower and options presently exercisable to purchase 1,600 shares of common stock, out of options to purchase a total of 8,000 shares, exercisable at $12.43 per share, granted pursuant to a Stock Option Agreement dated November 1, 2005 between the Company and Mr. Blower.

11 Includes 4,000 shares beneficially held by Shoreland Investments because Mr. Epstein is one of Shoreland Investment’s general partners and options presently exercisable to purchase 9,600 shares of common stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Epstein.

12 Includes 4,000 shares of common stock owned by Mr. Taber and options presently exercisable to purchase 9,600 shares of common stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Taber.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file by specific dates with the Securities Exchange Commission (the “SEC”) initial reports of ownership and reports of changes

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in ownership of equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. The Company is required to report in this proxy statement any failure of its directors and executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during the most recent fiscal year or prior fiscal years.

To the Company’s knowledge, based solely on review of copies of such reports furnished to the Company during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to the Company’s executive officers, directors and greater than ten percent stockholders were complied with, except that Form 4s in respect of the grant of options to purchase the Company’s stock required to be filed by each of Mark Hall, Kirk Blower, Benjamin Polk and Norman Epstein, option exercises to purchase the Company’s stock required to be filed by Tom Kelly, Kirk Blower and Mark Hall, sales of the Company’s stock required to be filed by each of Mark Hall and Mike Schott and the distribution of shares held by a limited partnership required to be filed by Rodney Sacks, Hilton Schlosberg and Brandon Limited Partnership No. 2 were inadvertently filed late. Additionally, a Form 4 for sales of the Company’s stock required to be filed by Mark Vidergauz was inadvertently filed late during 2005. The respective transactions were subsequently filed on Form 4s.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

In accordance with the Company’s by-laws:

•

Directors shall be elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares of common stock entitled to vote in the election at the Annual Meeting; and

•	The ratification of Deloitte & Touche LLP as independent auditors shall be by the affirmative vote of the majority of the shares voting on the proposal in person or by proxy at the Annual Meeting in each case, provided a quorum is present. Thus, abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. No stockholder shall be entitled to cumulate votes.

The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

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Deadline for Receipt of Stockholder Proposals

It is presently intended that next year’s Annual Meeting will be held in June of 2007. Pursuant to Rule 14a-8 of the Exchange Act, proposals of stockholders, including nominations of candidate directors, of the Company which are intended to be presented by such stockholders at next year’s Annual Meeting must be received by the Company by no later than January 15, 2007 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, any stockholder proposal for the 2007 Annual Meeting that is submitted outside the processes of Rule 14a-8 will be considered untimely for purposes of Rule 14a-4(c)(1) of the Exchange Act if it is not submitted to the Company on or before April 1, 2007. Proxies for that meeting may confer discretionary authority to vote on any untimely proposal without express discretion from the stockholders giving the proxies.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors (the “Board of Directors” or the “Board”) is currently comprised of seven members, each of whom is a director nominee to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or expects to decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

The names of the nominees, and certain biographical information about them, are set forth below.

Name	Age	Position

Rodney C. Sacks [1]	56	Chairman of the Board of Directors and Chief Executive Officer
Hilton H. Schlosberg [1]	53	Vice Chairman of the Board of Directors, Chief Financial Officer, Chief Operating Officer and Secretary
Norman C. Epstein [2,3,4]	65	Director
Benjamin M. Polk	55	Director
Sydney Selati [2]	67	Director
Harold C. Taber, Jr. [2,4]	67	Director
Mark S. Vidergauz [3]	53	Director

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[1] Member of the Executive Committee of the Board of Directors

[2] Member of the Audit Committee of the Board of Directors

[3] Member of the Compensation Committee of the Board of Directors
[4] Member of the Nominating Committee of the Board of Directors

Set forth below is a description of each nominee’s principal occupation and business background during the past five years.

Rodney C. Sacks has been Chairman of the Board, Chief Executive Officer and director of the Company since November 1990. Mr. Sacks has been a member of the Executive Committee of the Board of Directors of the Company since October 1992 and Chairman and a director of Hansen Beverage Company, a wholly owned subsidiary of the Company (“HBC”), from June 1992 to the present.

Hilton H. Schlosberg has been Vice Chairman of the Board of Directors, President, Chief Operating Officer, Secretary, and a director of the Company since November 1990 and Chief Financial Officer of the Company since July 1996. Mr. Schlosberg has been a member of the Executive Committee of the Board since October 1992 and Vice Chairman of the Board of Directors, Secretary and a director of HBC from July 1992 to the present.

Norman C. Epstein has been a director of the Company and member of the Compensation Committee of the Board since June 1992 and since September 1997 has been a member and Chairman of the Audit Committee of the Board and since September 2004 has been a member of the Nominating Committee. Mr. Epstein has been a director of HBC since July 1992. Mr. Epstein has been a director of Integrated Asset Management Limited, a company listed on the London Stock Exchange, since June 1998. Mr. Epstein currently is and has since 1997 been the managing director of Cheval Property Finance PLC, a mortgage finance company based in London, England and from 1974 to December 1996 was a partner with Moore Stephens, an international accounting firm (senior partner beginning 1989 and the managing partner of Moore Stephens, New York from 1993 until 1995).

Benjamin M. Polk has been a director of the Company since November 1990 and Assistant Secretary and a director of HBC since October 1992 and July 1992, respectively. Mr. Polk has been a partner at Schulte Roth & Zabel LLP since May 2004 prior to which, beginning in August 1976, he was employed as an associate and later became a partner at Winston & Strawn LLP (New York, New York) and its predecessors, Whitman Breed Abbott & Morgan, LLP and Whitman & Ransom.

Sydney Selati has been a director of the Company and member of the Audit Committee of the Board since September 2004. Mr. Selati was a director of Barbeques Galore Ltd. from1997 to 2005 and was Chairman of the Board of Directors of Galore USA from 1988 to 2005. Mr. Selati was president of Sussex Group Limited from 1984 to 1988.

Harold C. Taber, Jr. has been a director of the Company since July 1992, a member of the Audit Committee of the Board since April 2000 and a member of the Nominating Committee since September 2004. Mr. Taber was President and Chief Executive Officer and a director of HBC from July 1992 to June 1997. In addition, Mr. Taber was a consultant for The Joseph

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Company from October 1997 to March 1999 and for Costa Macaroni Manufacturing Company from July 2000 to January 2002. Mr. Taber has been a director of Mentoring at Biola University since July 2002.

Mark S. Vidergauz has been a director of the Company and member of the Compensation Committee of the Board since June 1998. Mr. Vidergauz was a member of the Audit Committee of the Board from April 2000 to May 2004. Mr. Vidergauz currently is and has been Managing Director and Chief Executive Officer of The Sage Group, LLC since April 2000 and was managing director and head of the Los Angeles office of ING Baring Furman Selz LLC, a diversified financial services institution headquartered in the Netherlands from April 1995 to April 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2006. In the event of a negative vote on such ratification, the Audit Committee of the Board of Directors will reconsider its selection.

Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

MANAGEMENT

Board Meetings and Committees

The Board held three regular meetings during the fiscal year ended December 31, 2005. All directors attended each meeting. The Board has affirmatively determined that Messrs. Epstein, Taber and Selati are independent, as that term is defined in the current listing standards of NASDAQ.

The Audit Committee during the 2005 calendar year was composed of Norman C. Epstein (Chairman), Harold C. Taber, Jr. and Sydney Selati. The Audit Committee held four meetings during 2005. The Audit Committee last met in August 2006 in connection with the review of the Company’s financial statements for the fiscal quarter ended June 30, 2006. See “Audit Committee” below for more information.

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The Compensation Committee, composed of Norman C. Epstein and Mark S. Vidergauz, did not hold any formal meetings during the fiscal year ended December 31, 2005. The Compensation Committee authorizes all grants to members of the Executive Committee of options to purchase shares of the Company’s common stock. See “Compensation Committee” below for more information. Certain awards granted under the Company’s Stock Option Plan during the fiscal year ended December 31, 2005 were authorized by written consent of the Compensation Committee.

The Board established a Nominating Committee in September 2004 consisting of Norman C. Epstein and Harold C. Taber, Jr. and adopted a Nominating Committee Charter which is available on our website at www.hansens.com. The Nominating Committee did not meet during 2005. See “Nominating Committee” below for more information.

The Executive Committee composed of Rodney C. Sacks and Hilton H. Schlosberg did not hold any formal meetings during the fiscal year ended December 31, 2005. The Executive Committee manages and directs the business of the Company between meetings of the Board. The Executive Committee also authorizes grants to the Company’s employees of options to purchase shares of the Company’s common stock. Certain awards granted under the Company’s stock option plan during the fiscal year ended December 31, 2005 to certain Company employees were authorized by written consent of the Executive Committee.

Employment Agreements

The Company entered into an employment agreement dated as of June 1, 2003, with Rodney C. Sacks pursuant to which Mr. Sacks renders services to the Company as its Chairman and Chief Executive Officer for an annual base salary of $230,000 for the seven-month period ending December 31, 2003, increasing to $245,000 for the twelve-month period ending December 31, 2004 and increasing by a minimum of 5% for each subsequent twelve-month period during the employment period, plus an annual bonus in an amount determined at the discretion of the Board of Directors of the Company and certain fringe benefits. The employment period commenced on June 1, 2003 and ends on December 31, 2008.

The Company also entered into an employment agreement dated as of June 1, 2003, with Hilton H. Schlosberg pursuant to which Mr. Schlosberg renders services to the Company as its Vice Chairman, President and Chief Financial Officer, for an annual base salary of $230,000 for the seven-month period ending December 31, 2003, increasing to $245,000 for the twelve-month period ending December 31, 2004 and increasing by a minimum of 5% for each subsequent twelve-month period during the employment period, plus an annual bonus in an amount determined at the discretion of the Board of Directors of the Company and certain fringe benefits. The employment period commenced on June 1, 2003 and ends on December 31, 2008.

Executive Compensation

The following tables set forth certain information regarding the total remuneration earned and grants of options made to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company and its subsidiaries who earned total cash compensation in excess of $100,000 during the year ended December 31, 2005. These amounts

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reflect total cash compensation paid by the Company and its subsidiaries to these individuals during the years ended December 31, 2003, 2004 and 2005.

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION				Long Term Compensation
Name and Principal Positions	Year	Salary[1]($)	Bonus[2] ($)	Other Annual Compensation ($)		Securities underlying Options (#)
Rodney C. Sacks Chairman, CEO and Director	2005 2004 2003	257,250 245,000 225,833	125,000 100,000 35,000	24,542 27,948 19,333	[3] [3] [3]	1,800,000 - 1,200,000	[7] [7]
Hilton H. Schlosberg Vice-Chairman, CFO, COO, President, Secretary and Director	2005 2004 2003	257,250 245,000 225,833	125,000 100,000 35,000	10,114 9,671 7,753	[3] [3] [3]	1,800,000 - 1,200,000	[7] [7]
Mark J. Hall President Monster Beverage Division	2005 2004 2003	225,000 200,000 175,000	175,000 150,000 70,000	7,806 8,356 9,554	[3] [3] [3]	1,000,000 - 480,000	[7] [7]
Michael Schott Senior Vice President National Sales Monster Beverage Division	2005 2004 2003	180,000 160,000 140,000	50,000 20,000 50,000	28,448 29,027 24,572	[6] [5] [4]	248,000 - 256,000	[7] [7]
Thomas J. Kelly Vice President Finance	2005 2004 2003	150,000 125,000 115,000	40,000 40,000 15,000	8,668 9,319 6,937	[3] [3] [3]	8,000 200,000 -	[7] [7]

1 SALARY – Pursuant to employment agreements, Messrs. Sacks and Schlosberg were entitled to an annual base salary of $257,250, $245,000 and $225,833 for 2005, 2004 and 2003 respectively.

2 BONUS – Payments made in 2006, 2005 and 2004 are for bonuses accrued in 2005, 2004 and 2003 respectively.

3 OTHER ANNUAL COMPENSATION – The cash value of perquisites of the named persons did not total $50,000 or 10% of payments of salary and bonus for the years shown.

4 Includes $7,200 for auto reimbursement expense, $10,000 for housing expenses, $1,200 for travel expenses, and $6,172 for other miscellaneous perquisites.

5 Includes $7,200 for auto reimbursement expense, $10,000 for housing expenses, $4,800 for travel expenses, and $7,027 for other miscellaneous perquisites.

6 Includes $7,015 for auto reimbursement expenses, $9,732 for housing expenses and $11,701 for other miscellaneous perquisites.

7 On July 7, 2006, the Company effected a four-for-one stock split distributed in the form of a stock dividend. The effect of the dividend has been taken into account in the presentation of the grants of stock options.

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Mark Hall was appointed President, Monster Beverage Division during 2006. Prior to 2006, Mr. Hall was Senior Vice President, Single-Serve Products since 1997. Prior to joining HBC, Mr. Hall spent three years with Arizona Beverages as Vice President of Sales where he was responsible for sales and distribution of Arizona products through a national network of beer distributors and soft drink bottlers.

Michael Schott was appointed Senior Vice President, Monster Beverage Division during 2006. Prior to 2006, Mr. Schott was Vice President, National Sales, Single-Serve Products since 2002. Prior to joining HBC, Mr. Schott held a number of management positions in the beverage industry including president of Snapple Beverage Co., SOBE Beverage Co. and Everfresh Beverages, respectively. Mr. Schott has over 30 years of experience in sales and marketing, primarily with beverage companies in key executive and operational roles.

Thomas J. Kelly has been Vice President – Finance since 2005 and Secretary since 1992. Prior to becoming Vice President – Finance, Mr. Kelly was Controller of HBC since 1992. Prior to joining HBC, Mr. Kelly served as controller for California Copackers Corporation. Mr. Kelly is a Certified Public Accountant and has worked in the beverage business for over 20 years.

OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 2005

	Individual Grants						Potential realizable value at assumed annual rates of stock price appreciation for option term[4]
Name	Number of Securities underlying Options granted (#)[5]		Percent of total Options granted to employees in 2005		Exercise or base price ($/ Share)	Expiration Date	5% ($)	10% ($)
Rodney C. Sacks	1,200,000 600,000	[1] [3]	19.4 9.7	% %	6.56 16.87	3/23/2015 11/11/2015	4,952,548 6,365,675	12,550,718 16,131,857
Hilton H. Schlosberg	1,200,000 600,000	[1] [3]	19.4 9.7	% %	6.56 16.87	3/23/2015 11/11/2015	4,952,548 6,365,675	12,550,718 16,131,857
Mark J. Hall	800,000 100,000 100,000	[1] [2] [3]	12.9 1.6 1.6	% % %	6.56 10.94 16.87	3/23/2015 9/28/2015 11/11/2015	3,301,699 688,483 1,060,946	8,367,146 1,744,749 2,688,643
Michael Schott	200,000 48,000	[1] [3]	3.2 0.8	% %	6.56 16.87	3/23/2015 11/11/2015	825,425 509,254	2,091,786 1,290,549
Thomas J. Kelly	8,000	[3]	0.1%		16.87	11/11/2015	84,876	215,091

1 Options to purchase the Company’s common stock become exercisable in equal annual increments over 5 years beginning March 23, 2006.

2 Options to purchase the Company’s common stock become exercisable in equal annual increments over 5 years beginning September 28, 2006.

3 Options to purchase the Company’s common stock become exercisable in equal annual increments over 5 years beginning November 11, 2006.

4 The 5% and 10% assumed annual rates of appreciation are provided in accordance with the rules and regulations of the SEC and do not represent our estimates or projections of our future common stock price growth.

5 On July 7, 2006, the Company effected a four-for-one stock split distributed in the form of a stock dividend. The effect of the dividend has been taken into account in the presentation of the grants of stock options.

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AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED

DECEMBER 31, 2005 AND OPTION VALUES AT DECEMBER 31, 2005

				Number of underlying unexercised Options at December 31, 2005 (#)				Value of unexercised in-the-money options at December 31, 2005 ($)
Name	Shares acquired on exercise (#)		Value Realized ($)	Exercisable/ Unexercisable				Exercisable/ Unexercisable
Rodney C. Sacks	-		-	1,600,000	/	2,840,000	[1,5]	30,704,200	/	37,437,300
Hilton H. Schlosberg	-		-	1,600,000	/	2,840,000	[1,5]	30,704,200	/	37,437,300
Mark J. Hall	128,000	[5]	939,360	0	/	1,448,000	[2,5]	0	/	20,077,710
Michael Schott	160,000	[5]	1,366,040	0	/	728,000	[3,5]	0	/	11,886,960
Thomas J. Kelly	56,000	[5]	533,710	0	/	200,000	[4,5]	0	/	3,628,260

1Includes options to purchase 800,000 shares of common stock at $0.53 per share which are exercisable at December 31, 2005, granted pursuant to Stock Option Agreements dated February 2, 1999 between the Company and Messrs. Sacks and Schlosberg, respectively; options to purchase 640,000 shares of common stock at $0.45 per share of which 320,000 are exercisable at December 31, 2005, granted pursuant to Stock Option Agreements dated July 12, 2002 between the Company and Messrs. Sacks and Schlosberg, respectively; options to purchase 1,200,000 shares of common stock at $0.53 per share of which 480,000 are exercisable at December 31, 2005 granted pursuant to Stock Option Agreements dated May 28, 2003 between the Company and Messrs. Sacks and Schlosberg, respectively; options to purchase 1,200,000 shares of common stock at $6.56 per share of which none are exercisable at December 31, 2005 granted pursuant to Stock Option Agreements dated March 23, 2005 between the Company and Messrs. Sacks and Schlosberg respectively; and options to purchase 600,000 shares of common stock at $16.87 per share of which none are exercisable at December 31, 2005 granted pursuant to Stock Option Agreements dated November 11, 2005 between the Company and Messrs. Sacks and Schlosberg respectively.

2 Includes options to purchase 64,000 shares of common stock at $0.45 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Hall; options to purchase 384,000 shares of common stock at $1.02 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated January 15, 2004 between the Company and Mr. Hall; options to purchase 800,000 shares of common stock at $6.56 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Hall; options to purchase 100,000 shares of common stock at $10.95 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated September 28, 2005 between the Company and Mr. Hall; and options to purchase 100,000 shares of common stock at $16.87 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Hall.

3Includes options to purchase 288,000 shares of common stock at $0.48 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated August 9, 2002 between the Company and Mr. Schott; options to purchase 192,000 shares of common stock at $1.02 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated January 15, 2004 between the Company and Mr. Schott; options to purchase 200,000 shares of common stock at $6.56 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Schott; and options to purchase 48,000 shares of common stock at $16.87 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Schott.

4 Includes options to purchase 32,000 shares of common stock at $0.45 per share of which none are exercisable at December 31, 2005, granted pursuant to a stock Option Agreement dated July 12, 2002 between the Company and Mr. Kelly; options to purchase 160,000 shares of common stock at $1.02 per share of which none are exercisable at December 31, 2005, granted pursuant to a Stock Option Agreement dated January 15, 2004 between the Company and Mr. Kelly; and options to purchase 8,000 shares of common stock at $16.87 per share of which none are exercisable at December 31, 2005 granted pursuant to a Stock Option Agreement dated November 11, 2005 between

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the Company and Mr. Kelly.

5 On July 7, 2006, the Company effected a four-for-one stock split distributed in the form of a stock dividend. The effect of the dividend has been taken into account in the presentation of the grants of stock options.

Directors’ Compensation

In 2005, outside directors were entitled to an annual fee of $15,000 plus $1,500 for each meeting of the Board of Directors attended. Audit committee members were entitled to $1,000 for each audit committee meeting attended and $500 for each audit committee meeting attended by telephone. The chairman of the audit committee was entitled to an annual fee of $5,000. Outside directors for all other committees were entitled to $500 for each committee meeting attended in person and $250 for each committee meeting attended by telephone.

Company Stock Option Plan

The Company has a stock option plan (the “Plan”) that provided for the grant of options to purchase up to 3,000,000 shares of common stock of the Company to certain key employees of the Company and its subsidiaries. Options granted under the Plan may either be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified options. Such options are exercisable at fair market value on the date of grant for a period of up to ten years. Under the Plan, shares subject to options may be purchased for cash, or for shares of common stock valued at fair market value on the date of purchase. Under the Plan, no additional options may be granted after July 1, 2001.

During 2001, the Company adopted the Hansen Natural Corporation 2001 Stock Option Plan (“2001 Option Plan”). The 2001 Option Plan provides for the grant of options to purchase up to 2,000,000 shares of the common stock of the Company to certain key employees of the Company and its subsidiaries. Options granted under the 2001 Stock Option Plan may be incentive stock options under Section 422 of the Internal Revenue Code, as amended (the “Code”), nonqualified stock options, or stock appreciation rights. On June 1, 2006, the plan was amended to increase the number of authorized options to purchase shares of the Company’s common stock by 1,500,000.

The Plan and the 2001 Option Plan are administered by the Compensation Committee of the Board of Directors of the Company, comprised of directors who satisfy the “non-employee” director requirements of Rule 16b-3 under the Securities Exchange Act of 1934 and the “outside director” provision of Section 162(m) of the Code. Grants under the Plan and the 2001 Option Plan are made pursuant to individual agreements between the Company and each grantee that specifies the terms of the grant, including the exercise price, exercise period, vesting and other terms thereof.

Pursuant to the Plan, Messrs. Sacks and Schlosberg have each been granted options to purchase 800,000 shares of Common Stock, which vests as follows: 160,000 on February 2, 2000; 160,000 on February 2, 2001; 160,000 on February 2, 2002; 160,000 on February 2, 2003; and 160,000 on February 2, 2004, pursuant to individual stock option agreements each dated February 2, 1999 exercisable for a ten-year period at an exercise price of $0.53 per share.

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Pursuant to the 2001 Option Plan, Messrs. Sacks and Schlosberg have each been granted options to purchase 1,200,000 shares of Common Stock, which vests as follows: 240,000 on July 12, 2003; 320,000 on July 12, 2004; 320,000 on July 12, 2005; and 320,000 on July 12, 2006, pursuant to individual stock option agreements each dated July 12, 2002 exercisable for a ten-year period at an exercise price of $0.45 per share.

In addition, pursuant to the 2001 Option Plan, Messrs. Sacks and Schlosberg have each been granted options to purchase 1,200,000 shares of Common Stock, which vests as follows: 240,000 on January 1, 2004; 240,000 on January 1, 2005; 240,000 on January 1, 2006; 240,000 on January 1, 2007; and 240,000 on January 1, 2008, pursuant to individual stock option agreements each dated May 28, 2003 exercisable for a ten-year period at an exercise price of $0.53 per share.

Pursuant to the 2001 Option Plan, Messrs. Sacks and Schlosberg have also each been granted options to purchase 1,200,000 shares of Common Stock, which vests as follows: 240,000 on March 23, 2006; 240,000 on March 23, 2007; 240,000 on March 23, 2008; 240,000 on March 23, 2009; and 240,000 on March 23, 2010, pursuant to individual stock option agreements each dated May 23, 2005 exercisable for a ten-year period at an exercise price of $6.56 per share.

Pursuant to the 2001 Option Plan, Messrs. Sacks and Schlosberg have also each been granted options to purchase 600,000 shares of Common Stock, which vests as follows: 120,000 on November 11, 2006; 120,000 on November 11, 2007; 120,000 on November 11, 2008; 120,000 on November 11, 2009; and 120,000 on November 11, 2010, pursuant to individual stock option agreements each dated November 11, 2005 exercisable for a ten-year period at an exercise price of $16.87 per share.

The aforementioned grants reflect the effect of the stock dividend distributed on July 7, 2006.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2005 with respect to shares of our common stock that may be issued under our equity compensation plans. The grants below reflect the effect of the stock dividend distributed on July 7, 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	14,850,400	$2.095	1,050,400
Equity compensation plans not approved by stockholders	-	-	-
Total	14,850,400	$2.095	1,050,400

Additionally, in June 2006, the stockholders of the Company approved an increase in the number of shares available for future issuance under equity compensation plans. As of September 11, 2006, 6,779,950 shares were available for grant under equity compensation plans.

Outside Directors Stock Option Plan

The Company has an option plan for its outside directors (the “Directors Plan”) that provides for the grant of options to purchase up to an aggregate of 100,000 shares of common stock of the Company to directors of the Company who are not and have not been employed by or acted as consultants to the Company and its subsidiaries or affiliates and who are not and have not been nominated to the Board of Directors of the Company pursuant to a contractual arrangement. On the date of the annual meeting of stockholders at which an eligible director is initially elected, each eligible director is entitled to receive a one-time grant of an option to purchase 6,000 shares (12,000 shares if the director is serving on a committee of the Board) of the Company’s Common Stock exercisable at the closing price for a share of common stock on the date of grant. Options become exercisable one-third each on the first, second and third anniversary of the date of grant; provided that all options held by an eligible director become fully and immediately exercisable upon a change in control of the Company. Options granted under the Directors Plan that are not exercised generally expire ten years after the date of grant. Option grants may be made under the Directors Plan for ten years from the effective date of the Directors Plan. The Directors Plan is a “formula plan” so that a non-employee director’s participation in the Directors Plan does not affect his status as a “disinterested person” (as defined in Rule 16b-3 under the Securities Exchange Act of 1934).

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During 2005, the Company adopted another option plan for the Company’s directors (the “2005 Directors Plan”) to allow for additional grants of options to purchase the Company’s common stock. The 2005 Directors Plan provides for the grant of options to purchase up to an aggregate of 800,000 shares of common stock of the Company to directors of the Company who are not and have not been employed by or acted as consultants to the Company and its subsidiaries or affiliates and who are not and have not been nominated to the Board of Directors of the Company pursuant to a contractual arrangement. Subject to the provisions of the 2005 Directors Plan, an eligible director who is first elected or appointed to the Board after May 1, 2005 shall be granted options to purchase 24,000 shares of the Company’s common stock, which grant shall be effective as of the later of the date such eligible director is elected or appointed to the Board of Directors and November 11, 2005 (“Initial Grant”). Commencing on the later of November 11, 2005 and the fifth anniversary of the date that an eligible director was first elected or appointed to the Board (whether first elected or appointed to the Board before or after May 1, 2005), and on each five-year anniversary of such date thereafter, each eligible director shall receive an additional grant of an Option to purchase 19,200 shares of Stock (an “Additional Option”). Initial Grant and Additional Options become exercisable one-fourth each on the first, second, third and fourth anniversary of the date of grant with the exception of Additional Options granted on November 11, 2005 which became exercisable one-fourth each on November 11, 2005, May 1, 2006, May 1, 2007 and May 1, 2008. All options held by an eligible director become fully and immediately exercisable upon a change in control of the Company.

Options granted under the 2005 Directors Plan that are not exercised generally expire ten years after the date of grant. Option grants may be made under the 2005 Directors Plan for ten years from the effective date of the 2005 Directors Plan. The 2005 Directors Plan is a “formula plan” so that a non-employee director’s participation in the 2005 Directors Plan does not affect his status as a “disinterested person” (as defined in Rule 16b-3 under the Securities Exchange Act of 1934).

The aforementioned plan information for the Directors Plan and the 2005 Directors Plan reflects the effect of the stock dividend distributed on July 7, 2006.

Certain Relationships and Related Transactions

The description of the agreements and relationships set forth below is qualified by reference to the specific terms of such agreements and the description of such relationships set forth in reports and registration statements and exhibits thereto filed or to be filed by the Company with the SEC under the Securities Act of 1934, as amended, and the Securities Act of 1933, as amended including any post-effective amendments to the Company’s registration statement on Form S-3 (No. 33-35796) and on Form S-8 (No. 333-41333). Copies of any such reports and registration statement or exhibits thereto will be provided upon written request directed to the Chairman, Hansen Natural Corporation, 1010 Railroad Street, Corona, California 92882.

Benjamin M. Polk is a partner of Schulte Roth & Zabel LLP. Benjamin M Polk was formerly a partner of Winston & Strawn LLP and of its predecessors, Whitman, Breed, Abbott & Morgan, LLP and Whitman & Ransom, law firms retained by the Company since 1992.

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Rodney C. Sacks is currently acting as the sole Trustee of a trust formed pursuant to an Agreement of Trust dated July 27, 1992 for the purpose of holding the Hansen’s® trademark. The Company and HBC have agreed to indemnify Mr. Sacks and hold him harmless from any claims, loss or liability arising out of his acting as Trustee.

During 2005, the Company purchased promotional items from IFM Group, Inc. (“IFM”). Rodney C. Sacks, together with members of his family, own approximately 27% of the issued shares of IFM. Hilton H. Schlosberg, together with members of his family, own approximately 43% of the issued shares of IFM. Purchases from IFM of promotional items in 2005, 2004 and 2003 were $748,725, $638,590 and $331,478, respectively. The Company continues to purchase promotional items from IFM Group, Inc. in 2006.

Performance Graph

The following graph shows a five-year comparison of cumulative total returns:[1]

1 Annual return assumes reinvestment of dividends. Cumulative total return assumes an initial investment of $100 on December 31, 2000. The Company’s self-selected peer group is comprised of National Beverage Corporation, Clearly Canadian Beverage Company, Triarc Companies, Inc., Leading Brands, Inc., Cott Corporation, Northland Cranberries and Jones Soda Co. All of the companies in the peer group traded during the entire five-year period with the exception of Triarc Companies, Inc., which sold their beverage business in October 2000, Jones Soda Co., which started trading in August 2000, and Northland Cranberries, which began trading November 2001.

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AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.hansens.com and in Appendix A. The Board of Directors has determined that the members of the Audit Committee are “independent,” as defined in the rules of the National Association of Securities Dealers relating to audit committees, meaning that they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

Report of the Audit Committee

The Audit Committee consists of three independent directors (as independence is defined by NASD Rule 4200(a) (14)). The Audit Committee appoints, determines funding for, oversees and evaluates the auditor with respect to accounting, internal controls and other matters, and makes other decisions with respect to audit and finance matters. The Audit Committee also pre-approves the retention of the auditors, and the auditor’s fees for all audit and non-audit services provided by the auditor and determines whether the provision of non-audit services is compatible with maintaining the independence of the auditor. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provide them with financial sophistication.

Duties and Responsibilities

The Audit Committee operates under a written charter approved by the Board of Directors. Pursuant to authority delegated by the Board of Directors and the Audit Committee’s written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•	the integrity of the Company’s financial statements;
•	the Company’s systems of internal controls regarding finance and accounting as established by management;
•	the independent auditor’s qualifications and independence;
•	the performance by the Company’s independent auditors;
•	the Company’s auditing, accounting and financial reporting processes generally; and
•	compliance with the Company’s ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board, the independent auditors, financial management and all employees.

In connection with these responsibilities, the Audit Committee met with management and Deloitte and Touche LLP, the Company’s independent auditors, to review and discuss the Company’s audited financial statements. The Audit Committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61 (Certification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee also received from Deloitte and Touche LLP the written disclosures and the

17

letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed with Deloitte and Touche LLP its independence.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Audit Committee

Norman C. Epstein, Chairman

Harold C. Taber, Jr.

Sydney Selati

Principal Accounting Firm Fees

Aggregate fees billed and unbilled to the company for service provided for the years ended December 31, 2005, and 2004 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte & Touche”):

	Year ended December 31,
	2005	2004
Audit Fees	$559,572	$464,575
Audit Related Fees[1]	93,830
Tax Fees[2]	10,383	8,360
Total Fees[3]	$663,785	$472,935

1 Audit related fees consisted of fees for consultations regarding reporting matters under regulations of the Securities and Exchange Commission.

2 Tax fees consisted of fees for tax consultation services including advisory services for state tax analysis and tax audit assistance.

3 For years ended December 31, 2005 and 2004, all of the services performed by Deloitte & Touche have been pre-approved by the Audit Committee.

The Audit Committee has considered whether Deloitte & Touche’s provision of the non-audit services covered above is compatible with maintaining Deloitte & Touche’s independence and has determined that it is.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when necessary due to timing considerations. Any services approved by the Chairman must be reported to the full Audit Committee at its next scheduled meeting. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with the pre-approval policies, and the fees for the services performed to date.

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COMPENSATION COMMITTEE

The Compensation Committee is responsible for reviewing, developing and recommending to the Board the appropriate management compensation policies, programs and levels and reviews the performance of the Chief Executive Officer, President and other senior executive officers periodically in relation to these objectives.

Compensation Principles

The Company is committed to the philosophy of partnership and to sharing the benefits of success with those who help it grow. The Company’s strength and ability to sustain growth is based on its belief that its employees are its single most important asset. The Compensation Committee seeks to provide sufficient compensation opportunities for the Company’s executives in order to attract, retain and motivate an effective management team that ensures the Company’s achievement of its goals and objectives. The Company believes that compensation sufficiently dependent on performance is more likely to achieve and improve the Company’s financial success, thereby ultimately influencing appreciation of stockholder value. In order to achieve these objectives, the Company has adopted the Plan and the 2001 Option Plan to:

•	increase the risk/reward ratio of its executive compensation program,
•	focus management on long-term strategic issues, and
•	align management’s interests with those of the Company’s stockholders in the continued appreciation of stockholder value.

Compensation Elements and Determination Process

Compensation for executive officers, including the Company’s Chief Executive Officer and President, consists of a base salary, opportunities for bonus cash compensation and long-term compensation in the form of stock options. Each of the Company’s Chief Executive Officer and the President is a party to an employment agreement with the Company governing the terms of such executive’s compensation (see “Employment Agreements”). The Compensation Committee is responsible for the determination of increases, if any, subject to the terms of the Employment Agreements, as applicable, in base salary, the amount of bonus and stock options to be granted, performance targets for performance-based compensation, and the appropriate level and targets for other compensation, if any, that would be appropriate for the Company’s executives.

In reviewing and determining executive compensation, the Compensation Committee examines each component individually as well as total compensation as a whole. The Compensation Committee determines each executive officer’s compensation with reference to relevant industry norms, experience, past performance, level of responsibility and personal requirements and expectations. The Compensation Committee reviews salary levels periodically and may make adjustments, if warranted, after an evaluation of executive and company performance, salary increase trends in the Company’s geographic marketplace, current salaries for competitive positions, and any increase in responsibilities assumed by the executive. The Compensation Committee may, from time to time, consider the advice of independent consultants with respect to compensation matters. As noted above, in appropriate circumstances, the Compensation Committee may augment cash compensation with the payment of bonuses to

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more closely align an individual’s overall compensation with his or her performance, or the profitability of the Company or business units for which the individual is accountable. The Compensation Committee may determine bonuses and levels of other compensation using overall corporate or business segment performance targets. The Compensation Committee, in conjunction with the Board and management, may set performance objectives and target levels on an annual basis, and may assess executives against these targets in determining their overall compensation.

Long-Term Incentives

The Compensation Committee considers long-term incentives to be an essential component of executive compensation so that a proper balance exists between short and long-term considerations and enhancing stockholder value. The Compensation Committee, from time to time, considers the then current level of each executive’s participation in the program and, in light of that participation, the extent to which further participation will assist in furthering the goals of such program. For a description of the Company’s long term incentive program see “Company Stock Option Plans.”

Summary

The Compensation Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of the Company. The Compensation Committee has access, at the Company’s expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The Compensation Committee believes that the compensation policies and programs as outlined above ensure that levels of executive compensation fairly reflect the performance of the Company, thereby serving the best interests of its stockholders.

Specific Decisions

As stated above, the base salary paid to each of the Company’s Chief Executive Officer and President for the 2005 fiscal year was determined in accordance with the written employment agreements between the Company and each of them respectively. Based on the above described policies and criteria, each of the Company’s Chief Executive Officer and President was awarded a cash bonus of $125,000 and, in addition, was granted stock options for shares of common stock of the Company at the fair market value, which vest over a period of 5 years, in terms of written stock option agreements entered between the Company and the executives concerned on March 23, 2005 for 1,200,000 shares in light of superior performance of the Company during the 2004 fiscal year and on November 11, 2005 for 600,000 shares in light of the exceptional performance achieved by the Company during the 2005 fiscal year.

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Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Company’s Compensation Committee is composed of Mr. Epstein and Mr. Vidergauz. No interlocking relationships exist between any member of the Company’s Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

Compensation Committee

Norman C. Epstein, Chairman

Mark S. Vidergauz

NOMINATING COMMITTEE

The Nominating Committee assists the Board in fulfilling its responsibilities by establishing, and submitting to the Board for approval, criteria for the selection of new directors; identifying and approving individuals qualified to serve as members of the Board; selecting director nominees for our annual meetings of stockholders; evaluating the performance of the Board; reviewing and recommending to the Board any appropriate changes to the committees of the Board; and developing and recommending to the Board corporate governance guidelines and oversight with respect to corporate governance and ethical conduct.

The Nominating Committee has a policy regarding the consideration of any director candidates recommended by stockholders. Suggestions for candidates to the Board may be made in writing and mailed to the Nominating Committee, c/o Office of Corporate Secretary, Hansen Natural Corporation, 1010 Railroad Street, Corona, California 92882. Nominations must be submitted in a manner consistent with our bylaws. We will furnish a copy of the bylaws to any person, without charge, upon written request directed to the Office of Corporate Secretary at our principal executive offices. Each candidate suggestion made by a stockholder must include the following:

•

the candidate’s name, contact information, detailed biographical material, qualifications and an explanation of the reasons why the stockholder believes that this candidate is qualified for service on the Board;

•

all information relating to the candidate that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or as otherwise required, under the securities laws;

•	a written consent of the candidate to being named in a Company proxy statement as a nominee and to serving as a director, if elected; and
•	a description of any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

Our Nominating Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate. Among other things, the Nominating Committee will consider the experience and qualifications of any particular candidate as well as such candidate’s past or anticipated contributions to the Board and its committees. See “Deadline for Receipt of

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Stockholder Proposals” for information regarding nominations of director candidates by stockholders for the 2007 Annual Meeting of Stockholders.

Nominating Committee

Norman C. Epstein

Harold C. Taber, Jr.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the stamped, self-addressed envelope which has been enclosed.

COMMUNICATING WITH THE BOARD

Stockholders, Employees and others interested in communicating with the Chairman and CEO, should write to the address below:

Rodney C. Sacks, Chairman and CEO

Hansen Natural Corporation

1010 Railroad Street

Corona, California 92882

Those interested in communicating directly with the Board, any of the committees of the Board, the outside directors as a group or individually should write to the address below:

Office of Corporate Secretary

Hansen Natural Corporation

1010 Railroad Street

Corona, California 92882

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FORM 10-K AND OTHER DOCUMENTS AVAILABLE

A copy of our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC, is available on our website at www.hansens.com. The Annual Report on Form 10-K is also available without charge to any stockholder upon request to:

Hansen Natural Corporation

1010 Railroad Street

Corona, California 92882

(951) 739-6200 * (800) HANSENS

Additionally, charters for the committees of the Board of Directors as well as the Company’s Code of Business Conduct and Ethics are available on our website.

Incorporation by Reference

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the captions “Compensation Committee,” “Report of the Audit Committee” and “Performance Graph” shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates these items by reference.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: October 11, 2006	/s/ Rodney C. Sacks
RODNEY C. SACKS

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APPENDIX A

HANSEN NATURAL CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (if any), the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

The Audit Committee fulfills its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship with management and of the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at an annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority

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vote of the full Committee membership.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

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The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company’s independent auditors, subject to shareholders’ approval.

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The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

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The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the

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Committee may represent the entire Committee for the purposes of this review.

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The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

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